  March 1, 2015

Summary
Prospectus

Victory Fund for Income

Class A   IPFIX

Class C   VFFCX

Class I   VFFIX

Class R   GGIFX

Class R6  VFFRX

Class Y   VFFYX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated March 1, 2015 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryMail@VCM.com
800-539-3863

Fund for Income Summary

Investment Objective

The Fund seeks to provide a high level of current income consistent with preservation of shareholders' capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 11 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 42 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class R	Class R6[1]	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.00%	NONE	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[2]	1.00%[3]	NONE	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.25%	0.26%	0.21%	0.25%	0.55%	0.36%
Total Annual Fund Operating Expenses	0.96%	1.72%	0.67%	0.96%	1.01%	0.82%
Fee Waiver/Expense Reimbursement	0.00%	0.00%	0.00%	0.00%	(0.38)%	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.96%	1.72%	0.67%	0.96%	0.63%[4]	0.71%[4]

1Expenses for Class R6 shares are estimated for the current fiscal year because Class R6 shares are new as of the date of this prospectus.

2A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see 'Choosing a Share Class' beginning on page 14 of the Fund's Prospectus.

3The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

4The Adviser has contractually agreed to waive its management fee and/or expenses so that the total annual operating expenses (excluding certain items such as interest taxes and brokerage commissions) of Class R6 and Class Y shares do not exceed 0.63% and 0.71% until at least February 28, 2018 and February 28, 2017, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

Fund for Income Summary (continued)

Fund Fees and Expenses (continued)

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$296	$500	$720	$1,354
Class C (If you sell your shares at the end of the period.)	$275	$542	$933	$2,030
Class I	$68	$214	$373	$835
Class R	$98	$306	$531	$1,178
Class R6	$64	$202	$441	$1,126
Class Y	$73	$239	$433	$993

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C (If you do not sell your shares at the end of the period.)	$175	$542	$933	$2,030

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.

Fund for Income Summary (continued)

Principal Investment Strategy

The Fund pursues its investment objective by investing primarily in securities issued by the U.S. government and its agencies or instrumentalities.

Under normal circumstances, the Fund primarily invests in:

■  Mortgage-backed obligations and collateralized mortgage obligations (CMOs) issued by the Government National Mortgage Association (GNMA), with an average effective maturity ranging from 2 to 10 years.

■  Obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities with a dollar-weighted average maturity normally less than 5 years.

The goal of the Fund's strategy is to provide high, reliable income by investing in securities backed 100% by the full faith and credit of the U.S. government. Portfolio construction consists of three layers: top-down, macro-economic driven, mid-level, relative value driven and bottom up, borrower characteristics driven. The greatest emphasis will generally be on the bottom up factor, but the relative weightings of the three layers can and will vary over time, reflective of the broad economic environment. The Adviser's sell discipline is driven by actual borrower prepayments, where bonds that exhibit either erratic or consistently fast prepayment speeds are sold first.

The Fund may purchase or sell securities on a when-issued, to-be-announced or delayed delivery basis.

There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures.

Principal Risks

The Fund's investments are subject to the following principal risks:

■  The market values of the securities acquired by the Fund may decline.

■  The portfolio manager may not execute the Fund's principal investment strategy effectively.

■  Interest rates may rise or the rate of inflation may increase.

■  The Fund may reinvest at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities.

■  The average life of a mortgage-related security may be shortened or lengthened.

■  A U.S. government agency or instrumentality may default on its obligation and the U.S. government may not provide support.

■  The market value of the security issued on a when-issued, to-be-announced or delayed-delivery basis may change before the delivery date, which may adversely impact the Fund's NAV. There is also the risk that a party fails to deliver the security on time or at all.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment by investors who can afford to weather changes in the value of their investment.

Fund for Income Summary (continued)

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class I, Class R and Class Y shares of the Fund, including applicable maximum sales charges, compare to those of the Barclays Capital 1-5 Year U.S. Gov't Bond Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com. Past performance information is not presented for Class R6 shares as the share class does not yet have a full calendar year of performance history.

Calendar Year Returns for Class R Shares

Highest/lowest quarterly results during this time period were:

Highest  2.81% (quarter ended March 31, 2008)

Lowest  -1.53% (quarter ended June 30, 2013)

Fund for Income Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2014)	1 Year	5 Years (or Life of Class)	10 Years
CLASS R
Before Taxes	2.34%	2.72%	3.63%
After Taxes on Distributions	0.26%	0.72%	1.54%
After Taxes on Distributions and Sale of Fund Shares	1.32%	1.32%	2.00%
CLASS A
Before Taxes	0.32%	2.33%	3.45%
CLASS C
Before Taxes	0.65%	1.94%	2.84%
CLASS I
Before Taxes	2.64%	2.01%[1]	N/A
CLASS Y
Before Taxes	2.59%	0.55%[1]	N/A
INDEX
Barclays Capital 1-5 Year U.S. Gov't Bond Index Index returns reflect no deduction for fees, expenses or taxes.	1.18%	1.75%	3.12%

1Inception dates of Class I and Class Y shares are March 1, 2011 and January 29, 2013, respectively.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc. serves as the Fund's investment adviser.

Portfolio Manager

Heidi L. Adelman is Chief Investment Officer (Mortgage Investments) of the Adviser, and is the Lead Portfolio Manager of the Fund. She has been a Portfolio Manager of the Fund since 2006.

Harriet R. Uhlir is a Portfolio Manager with the Adviser. She has been a Portfolio Manager of the Fund since 2013.

Fund for Income Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes except Class R6. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

The Victory Funds

P.O. Box 182593
Columbus, OH 43218-2593

VF-FFI-SUMPRO (3/15)